UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2005

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Starwood Hotels & Resorts
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-6828	52-0901263
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 10, 2005, the Compensation and Option Committee (the "Committee") of the Board of Directors of Starwood Hotels & Resorts Worldwide, Inc. (the "Company") approved 2004 bonus payments to the Company's named executive officers and certain other employees under the 1999 Annual Incentive Plan for Certain Executives (the "Executive Plan") or the Annual Incentive Plan (the "AIP"). Under the Executive Plan, the Committee makes bonus payments upon its certification that the applicable performance goal as previously established by the Committee in accordance with the terms of the Executive Plan has been met. The performance goal under the Executive Plan is based upon the achievement by the Company of a specified level of EBITDA for 2004. Under the AIP, certain minimum levels of EBITDA determine a portion of the bonus payment and the performance evaluation of the individual participant determines the other portion of the bonus payment.

On February 10, 2005, the Committee also established the performance goals for 2005 bonus compensation to the named executive officers and other employees of the Company. The 2005 performance criterion for the Executive Plan is based on the Company achieving certain levels of EBITDA. The 2005 performance criterion under the AIP is based on either (i) the Company achieving certain levels of operating income or (ii) the achievement of certain minimum performance levels by AIP participants (as a whole). These performance criteria under the Executive Plan and the AIP will remain the same in future years unless otherwise changed by the Committee.

The Committee also awarded certain officers of the Company (including some of the named executive officers) options, restricted stock and/or restricted stock units under the Company’s 2004 Long Term Incentive Plan. The restricted stock awards were issued as of February 10, 2005 and the restricted stock unit award will be issued as of March 1, 2005. Under the terms of the restricted stock and restricted stock unit agreements, the shares of Company stock awarded thereunder would generally vest on the third anniversary of the date of grant, provided, that the restricted stock units are subject to accelerated vesting in the event that a performance criterion (based upon the EBITDA of the Company) is achieved. In addition, under such agreements, the grantees have the right to vote and receive dividends (or dividend equivalents, as applicable) on the shares of restricted stock and restricted stock units. The form of restricted stock agreement and restricted stock unit agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 14, 2005, the Company issued a press release announcing the retirement of Robert F. Cotter, the President and Chief Operating Officer, as of December 31, 2005. The press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Form of Restricted Stock Award Agreement under the 2004 Long Term Incentive Plan.

99.2 Form of Restricted Stock Unit Award Agreement under the 2004 Long Term Incentive Plan.

99.3 Press release dated February 14, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

February 16, 2005	By:	Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Executive Vice President and General Counsel

Starwood Hotels & Resorts

February 16, 2005	By:	Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Form of Restricted Stock Award Agreement under the 2004 Long Term Incentive Plan.
99.2	Form of Restricted Stock Unit Award Agreement under the 2004 Long Term Incentive Plan.
99.3	Press release dated February 14, 2005.